SUPPLEMENT TO THE FIDELITY MASSACHUSETS MUNICIPAL FUNDS'
MARCH 23, 1998
PROSPECTUS
   The following information replaces similar information found in the "FMR and Its Affiliates" section on page 14.
   Christine Thompson is Vice President and manager of Spartan Massachusetts Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
The following information replaces similar information found in the "Who May Want to Invest" section beginning on page 4.
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Massachusetts income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market funds are managed to keep their share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk. The following information replaces similar information found in the "Who May Want to Invest" section beginning on page 4.
Spartan Massachusetts Municipal Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
The following information replaces similar information found in the "Charter" section beginning on page 14.
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Massachusetts Municipal Income Fund is a non-diversified fund of Fidelity Massachusetts Municipal Trust. Spartan Massachusetts Municipal Money Market Fund and Fidelity Massachusetts Municipal Money Market Fund are diversified funds of Fidelity Massachusetts Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on December 14, 1981.
The following information replaces similar information found in the "Securities and Investment Practices" section on page 21. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Spartan Massachusetts Municipal Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
With respect to 75% of its total assets, each money market fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other money market funds.
Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.